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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





As independent public accountants, we hereby consent to the incorporation by reference of our reports included in this Form 10-K into Sun Healthcare Group, Inc. and Subsidiaries previously filed Registration Statements on Form S-8 (No. 33-80540, No. 33-93692 and No. 333-03058).



Albuquerque, NM
   March 26, 1997                            ARTHUR ANDERSEN LLP